UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 27, 2005
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)
Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)
(732) 542-4000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 27, 2005, Millennium Cell Inc. (the “Registrant”), issued a press release to report its financial results for the quarter ended June 30, 2005. The full text of the press release announcing such results is furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1	Press release dated July 27, 2005, titled “Millennium Cell Reports Second Quarter Results.”

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth in any such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Millennium Cell Inc.

    By: /s/ John D. Giolli
    Name: John D. Giolli, CPA
    Title: Chief Financial Officer
    Date: July 27, 2005